Exhibit 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:  15-Dec-98      For the Monthly Period Ending:  30-Nov-98      Days in Interest Period (30/360)    30
Determined as of:      09-Dec-98      Monthly Period                         49      Days in Interest Period (Act/360)   29

       Beginning                     Total Trust          Investor Interest      Series 1994-C     Series 1995-A     Series 1995-B
       ---------                     -----------          -----------------      -------------     -------------     -------------
Pool Balance (Principal)          4,218,692,630.24
Finance Charges O/S                 125,840,678.84
Excess Funding Account                        0.00

Initial Invested Amount                                     4,310,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Invested Amount                              13.91%         3,487,000,000.00      27,000,000.00    380,000,000.00    380,000,000.00
Class A Invested Amount                                                                    0.00    357,200,000.00    357,200,000.00
Class B Invested Amount                                                           27,000,000.00     22,800,000.00     22,800,000.00

Principal Funding Account                                               0.00               0.00              0.00              0.00

Adjusted Invested Amount                                    3,487,000,000.00      27,000,000.00    380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                              0.00    357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                     27,000,000.00     22,800,000.00     22,800,000.00
Enhancement Invested Amount                                             0.00               0.00              0.00              0.00

Principal Allocation Pct                    100.00%                    92.68%             10.67%             9.01%             9.01%
Principal Collections               502,366,473.19            465,607,021.50      53,586,485.85     45,250,810.27     45,250,810.27

Floating Allocation Pct                     100.00%                    82.66%              0.64%             9.01%             9.01%
Finance Charge Collections           70,815,436.25             58,533,163.67         453,224.96      6,378,721.59      6,378,721.59
Defaulted Amount                     30,879,299.14             25,523,574.61         197,630.20      2,781,462.10      2,781,462.10

Interchange Collections               7,149,038.20              5,909,104.64          45,754.47        643,951.75        643,951.75
Servicer Interchange                                            3,632,291.67          28,125.00        395,833.33        395,833.33

Shared Principal Collections                                  464,130,596.11      26,784,116.05     48,032,272.38     48,032,272.38


           Beginning                Series 1996-A            Series 1997-1             Series 1997-2           Seller Interest
           ---------                -------------            -------------             -------------           ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount             500,000,000.00          1,700,000,000.00           900,000,000.00
Invested Amount                     500,000,000.00          1,300,000,000.00           900,000,000.00
Class A Invested Amount             465,000,000.00          1,300,000,000.00           900,000,000.00
Class B Invested Amount              35,000,000.00                      0.00                     0.00

Principal Funding Account                     0.00                      0.00                     0.00

Adjusted Invested Amount            500,000,000.00          1,300,000,000.00           900,000,000.00            731,692,630.24
Class A Adjusted Invested Amt       465,000,000.00          1,300,000,000.00           900,000,000.00                        NA
Class B Adjusted Invested Amt        35,000,000.00                      0.00                     0.00                        NA
Enhancement Invested Amount                   0.00                      0.00                     0.00                        NA

Principal Allocation Pct                     11.85%                    30.82%                   21.33%                     7.32%
Principal Collections                59,540,539.83            154,805,403.57           107,172,971.70             36,759,451.69

Floating Allocation Pct                      11.85%                    30.82%                   21.33%                    17.34%
Finance Charge Collections            8,393,054.73             21,821,942.29            15,107,498.51             12,282,272.58
Defaulted Amount                      3,659,818.56              9,515,528.25             6,587,673.40              5,355,724.53

Interchange Collections                 847,304.94              2,202,992.84             1,525,148.89
Servicer Interchange                    520,833.33              1,354,166.67               937,500.00

Shared Principal Collections         63,200,358.39            164,320,931.81           113,760,645.10

           Ending                   Total Trust        Investor Interest       Series 1994-C      Series 1995-A     Series 1995-B
           ------                   -----------        -----------------       -------------      -------------     -------------
Pool Balance (Principal)          4,226,392,584.96
Finance Charges O/S                 125,505,482.49
Excess Funding Account                        0.00

Initial Invested Amount                                3,860,000,000.00                  0.00     380,000,000.00    380,000,000.00
Invested Amount                                        3,460,000,000.00                  0.00     380,000,000.00    380,000,000.00
Class A Invested Amount                                                                  0.00     357,200,000.00    357,200,000.00
Class B Invested Amount                                                                  0.00      22,800,000.00     22,800,000.00

Principal Funding Account                                          0.00                  0.00               0.00              0.00

Adjusted Invested Amount                               3,460,000,000.00                  0.00     380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                            0.00     357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                            0.00      22,800,000.00     22,800,000.00
Enhancement Invested Amount                                        0.00                  0.00               0.00              0.00

Principal Allocation Pct                    100.00%               81.87%                 0.00%              8.99%             8.99%
Floating Allocation Pct                     100.00%               81.87%                 0.00%              8.99%             8.99%

           Ending                   Series 1996-A            Series 1997-1            Series  1997-2         Seller Interest
           ------                   -------------            -------------            --------------         ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount             500,000,000.00          1,700,000,000.00           900,000,000.00
Invested Amount                     500,000,000.00          1,300,000,000.00           900,000,000.00
Class A Invested Amount             465,000,000.00          1,300,000,000.00           900,000,000.00
Class B Invested Amount              35,000,000.00                      0.00                     0.00

Principal Funding Account                     0.00                      0.00                     0.00

Adjusted Invested Amount            500,000,000.00          1,300,000,000.00           900,000,000.00          766,392,584.96
Class A Adjusted Invested Amt       465,000,000.00          1,300,000,000.00           900,000,000.00                      NA
Class B Adjusted Invested Amt        35,000,000.00                      0.00                     0.00                      NA
Enhancement Invested Amount                   0.00                      0.00                     0.00                      NA

Principal Allocation Pct                     11.83%                    30.76%                   21.29%                  18.13%
Floating Allocation Pct                      11.83%                    30.76%                   21.29%                  18.13%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-Dec-98      For the Monthly Period Ending:  30-Nov-98      Days in Interest Period (30/360)    30
Determined as of:      09-Dec-98      Monthly Period                         49      Days in Interest Period (Act/360)   29

                                                               Gross Balances of
Minimum Balance Requirement                                    Accounts Delinquent:                    (%)        ($)
---------------------------                                    --------------------                    ---        ----
Trust Initial Invested Amount               3,860,000,000.00
Trust PFA                                               0.00   30 - 59 days                            2.04%       88,838,867.68
Ending Portfolio Principal Balance          4,226,392,584.96   60 - 89 days                            1.47%       63,821,788.97
                                                               90 days +                               2.96%      128,933,434.18
Beginning Excess Funding Acct Bal                       0.00   Total 30 days +                         6.47%      281,594,090.83
Required Excess Funding Account Deposit                 0.00
Excess Funding Account Withdrawal                       0.00

Seller's Participation Amt (w/o EFA)          766,392,584.96   Gross Credit Losses                     9.24%       32,484,369.52
Required Seller's Interest                    295,847,480.95   Net Credit Losses                       8.78%       30,879,299.14
Required Excess Funding Account Balance                 0.00   Discount Option Receivables                                     0
Seller's Participation Amount                 766,392,584.96   Discount Percentage                                          0.00%
                                                               Finance Charge Billed - pool                        54,826,193.11
Fraud Losses reassigned to the Seller                   0.00   Fees Billed - pool                                  13,465,632.52
                                                               Interest Earned on Collection Account                2,377,711.25
                                                               Required Principal Balance                       3,860,000,000.00
                                                               EFA + Receivables + PFA                          4,226,392,584.96

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1994-C

Distribution Date of:                                                 15-Dec-98
Determined as of:                                                     09-Dec-98
For the Monthly Period Ending:                                        30-Nov-98
Days in Interest Period (30/360)                                             30
Days in Interest Period (Actual/360)                                         29

                                                                   Beginning                   Ending                  Change
                                                                   ---------                  -------                  ------
Pool Balance (Principal)                                       4,218,692,630.24         4,226,392,584.96            7,699,954.72
Excess Funding Account                                                     0.00                     0.00                    0.00

Invested Amount                                                   27,000,000.00                     0.00          (27,000,000.00)
Class A Invested Amount                                                    0.00                     0.00                    0.00
Class B Invested Amount                                           27,000,000.00                     0.00          (27,000,000.00)

Principal Funding Account                                                  0.00                     0.00                    0.00

Adjusted Invested Amount                                          27,000,000.00                     0.00          (27,000,000.00)
Class A Adjusted Invested Amount                                           0.00                     0.00                    0.00
Class B Adjusted Invested Amount                                  27,000,000.00                     0.00          (27,000,000.00)
Enhancement Invested Amount                                                0.00                     0.00                    0.00

Reserve Account                                                      307,760.33                     0.00             (307,760.33)

Available Cash Collateral Amount                                   9,000,000.00                     0.00           (9,000,000.00)
Available Shared Collateral Amount                                 4,500,000.00                     0.00           (4,500,000.00)
Spread Account                                                     9,000,000.00                     0.00           (9,000,000.00)

Servicing Base Amount                                             27,000,000.00                     0.00          (27,000,000.00)


Allocation Percentages
----------------------
Floating Allocation Pct                                                    0.64%
Principal Allocation Pct                                                  10.67%
Class A Floating Pct                                                       0.00%
Class B Floating Pct                                                     100.00%
Class A Principal Pct                                                      0.00%
Class B Principal Pct                                                    100.00%

                                                                     Series
Allocations                                  Trust                   1994-C                 Class A                   Class B
-----------                                  -----                   ------                 -------                   -------
Principal Collections                    502,366,473.19           53,586,485.85                     0.00           53,586,485.85

Finance Charge Collections                70,815,436.25              453,224.96                     0.00              453,224.96
PFA Investment Proceeds                              NA              479,970.78                     0.00              479,970.78
Reserve Account Draw                                 NA                    0.00                     0.00                    0.00
                                                                   ------------             ------------              ----------
Available Funds                                                      933,195.74                     0.00              933,195.74

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  28,125.00                     0.00               28,125.00
Monthly Interest                                                     180,000.00                     0.00              180,000.00
Monthly Servicing Fee                                                  5,625.00                     0.00                5,625.00
Defaulted Amounts                         30,879,299.14              197,630.20                     0.00              197,630.20
                                                                   ------------             ------------              ----------
                                                                     411,380.20                     0.00              411,380.20

Excess Spread                                                        521,815.53                     0.00              521,815.53
Required Amount                                                            0.00                     0.00                    0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                             4,948.13
Risk-Free Fee                                                                                     358.88
Interest on CCA Draw                                                                                0.00
Total Fees - Interest                                                                           5,307.00

-----------------------------------
Quarterly Excess Spread Percentage                                         6.40%
Principal Payment Rate Calculation                                        74.12%
Calculated Current Month's Spread Account Cap                              6.00%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   6.00%
Beginning Cash Collateral Amount                                   9,000,000.00
Required Cash Collateral Amount                                            0.00
Cash Collateral Account Draw                                               0.00
Cash Collateral Account Surplus                                    9,000,000.00
Beginning Spread Account Balance                                   9,000,000.00
Required Spread Account Amount                                             0.00
Required Spread Account Draw                                               0.00
Required Spread Account Deposit                                            0.00
Spread Account Surplus                                             9,000,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                         1
Controlled Accumulation Amount                                             0.00
Required PFA Balance                                                       0.00
Beginning PFA Balance                                                      0.00
Controlled Deposit Amount                                         27,000,000.00
Available Investor Principal Collections                          53,784,116.05
Principal Shortfall                                                        0.00
Shared Principal to Other Series                                  26,784,116.05
Shared Principal from Other Series                                         0.00
Class A Monthly Principal                                                  0.00
Class B Monthly Principal                                         27,000,000.00
Monthly Principal                                                 27,000,000.00
PFA Deposit                                                       27,000,000.00
PFA Withdrawal                                                    27,000,000.00
Ending PFA Balance                                                         0.00
Principal to Investors                                            27,000,000.00
Ending Class A Invested Amount                                             0.00
Ending Class B Invested Amount                                             0.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                     11.38%
Revolving Investor Interest                                                0.00
Class A Invested Amount                                                    0.00
Available Principal                                                        0.00
Class A Accumulation Period Length                                            0

Reserve Account
---------------
Available Reserve Account Amount                                     307,760.33
Covered Amount                                                             0.00
Reserve Draw Amount                                                        0.00
Portfolio Yield                                                           56.02%
Reserve Account Factor                                                     0.00%
Portfolio Adjusted Yield                                                  18.11%
Reserve Account Funding Period Length                                         0
Reserve Account Funding Date                                          15-Aug-98
Weighted Average Coupon                                                    7.81%
Required Reserve Account Amount                                            0.00
Reserve Account Surplus                                              310,471.98
Required Reserve Account Deposit                                           0.00
Portfolio Yield - 3 month average                                         27.11%
Base Rate - 3 month average                                                8.90%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                         18.21%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-A

Distribution Date of:                                             15-Dec-98
Determined as of:                                                 09-Dec-98
For the Monthly Period Ending:                                    31-Nov-98
Days in Interest Period (30/360)                                         30
Days in Interest Period (Actual/360)                                     29

                                                               Beginning                 Ending                   Change
                                                               ---------                 ------                   ------
Pool Balance (Principal)                                   4,218,692,630.24         4,226,392,584.96            7,699,954.72
Excess Funding Account                                                 0.00                     0.00                    0.00

Invested Amount                                              380,000,000.00           380,000,000.00                    0.00
Class A Invested Amount                                      357,200,000.00           357,200,000.00                    0.00
Class B Invested Amount                                       22,800,000.00            22,800,000.00                    0.00

Principal Funding Account                                              0.00                     0.00                    0.00

Adjusted Invested Amount                                     380,000,000.00           380,000,000.00                    0.00
Class A Adjusted Invested Amount                             357,200,000.00           357,200,000.00                    0.00
Class B Adjusted Invested Amount                              22,800,000.00            22,800,000.00                    0.00
Enhancement Invested Amount                                            0.00                     0.00                    0.00

Reserve Account                                                        0.00                     0.00                    0.00

Available Cash Collateral Amount                              38,000,000.00            38,000,000.00                    0.00
Available Shared Collateral Amount                            34,200,000.00            34,200,000.00                    0.00
Spread Account                                                19,000,000.00            17,100,000.00           (1,900,000.00)

Servicing Base Amount                                        380,000,000.00           380,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                9.01%
Principal Allocation Pct                                               9.01%
Class A Floating Pct                                                  94.00%
Class B Floating Pct                                                   6.00%
Class A Principal Pct                                                 94.00%
Class B Principal Pct                                                  6.00%

                                                                    Series
Allocations                                     Trust               1995-A                     Class A                 Class B
-----------                                     -----               -------                    -------                 -------
Principal Collections                     502,366,473.19           45,250,810.27            42,535,761.66            2,715,048.62

Finance Charge Collections                 70,815,436.25            6,378,721.59             5,995,998.30              382,723.30
PFA Investment Proceeds                               NA                    0.00                     0.00                    0.00
Reserve Account Draw                                  NA                    0.00                     0.00                    0.00
                                                                    ------------             ------------              ----------
Available Funds                                                     6,378,721.59             5,995,998.30              382,723.30

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  395,833.33               372,083.33               23,750.00
Monthly Interest                                                    1,950,350.00             1,830,650.00              119,700.00
Monthly Servicing Fee                                                  79,166.67                74,416.67                4,750.00
Defaulted Amounts                          30,879,299.14            2,781,462.10             2,614,574.38              166,887.73
                                                                    ------------             ------------              ----------
                                                                    5,206,812.10             4,891,724.38              315,087.73


Excess Spread                                                       1,338,797.22             1,104,273.92              234,523.30
Required Amount                                                             0.00                     0.00                    0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                             10,713.89
Risk-Free Fee                                                                                    2,755.00
Interest on CCA Draw                                                                                 0.00
Monthly Cash Collateral Fee                                                                     13,468.89

-----------------------------------
Quarterly Excess Spread Percentage                                         4.27%
Principal Payment Rate Calculation                                        11.93%
Calculated Current Month's Spread Account Cap                              4.50%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   4.50%
Beginning Cash Collateral Amount                                  38,000,000.00
Required Cash Collateral Amount                                   38,000,000.00
Cash Collateral Account Draw                                               0.00
Cash Collateral Account Surplus                                            0.00
Beginning Spread Account Balance                                  19,000,000.00
Required Spread Account Amount                                    17,100,000.00
Required Spread Account Draw                                               0.00
Required Spread Account Deposit                                            0.00
Spread Account Surplus                                             1,900,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                         0
Controlled Accumulation Amount                                    59,533,333.33
Required PFA Balance                                                       0.00
Beginning PFA Balance                                                      0.00
Controlled Deposit Amount                                                  0.00
Available Investor Principal Collections                          48,032,272.38
Principal Shortfall                                                        0.00
Shared Principal to Other Series                                  48,032,272.38
Shared Principal from Other Series                                         0.00
Class A Monthly Principal                                                  0.00
Class B Monthly Principal                                                  0.00
Monthly Principal                                                          0.00
PFA Deposit                                                                0.00
PFA Withdrawal                                                             0.00
Ending PFA Balance                                                         0.00
Principal to Investors                                                     0.00
Ending Class A Invested Amount                                   357,200,000.00
Ending Class B Invested Amount                                    22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                     11.38%
Revolving Investor Interest                                      630,000,000.00
Class A Invested Amount                                          357,200,000.00
Available Principal                                               71,691,935.29
Class A Accumulation Period Length                                            5

Reserve Account
---------------
Available Reserve Account Amount                                           0.00
Covered Amount                                                             0.00
Reserve Draw Amount                                                        0.00
Portfolio Yield                                                           13.35%
Reserve Account Factor                                                    41.67%
Portfolio Adjusted Yield                                                   5.69%
Reserve Account Funding Period Length                                         3
Reserve Account Funding Date                                          15-Nov-99
Weighted Average Coupon                                                    6.16%
Required Reserve Account Amount                                            0.00
Reserve Account Surplus                                                    0.00
Required Reserve Account Deposit                                           0.00
Portfolio Yield - 3 month average                                         13.45%
Base Rate - 3 month average                                                7.66%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                          5.79%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B

Distribution Date of:                                                15-Dec-98
Determined as of:                                                    09-Dec-98
For the Monthly Period Ending:                                       30-Nov-98
Days in Interest Period (30/360)                                            30
Days in Interest Period (Actual/360)                                        29

                                                                  Beginning                   Ending                  Change
                                                                  ---------                   ------                  ------
Pool Balance (Principal)                                      4,218,692,630.24         4,226,392,584.96            7,699,954.72
Excess Funding Account                                                    0.00                     0.00                    0.00

Invested Amount                                                 380,000,000.00           380,000,000.00                    0.00
Class A Invested Amount                                         357,200,000.00           357,200,000.00                    0.00
Class B Invested Amount                                          22,800,000.00            22,800,000.00                    0.00

Principal Funding Account                                                 0.00                     0.00                    0.00

Adjusted Invested Amount                                        380,000,000.00           380,000,000.00                    0.00
Class A Adjusted Invested Amount                                357,200,000.00           357,200,000.00                    0.00
Class B Adjusted Invested Amount                                 22,800,000.00            22,800,000.00                    0.00
Enhancement Invested Amount                                               0.00                     0.00                    0.00

Reserve Account                                                           0.00                     0.00                    0.00

Available Cash Collateral Amount                                 38,000,000.00            38,000,000.00                    0.00
Available Shared Collateral Amount                               34,200,000.00            34,200,000.00                    0.00
Spread Account                                                   20,900,000.00            20,900,000.00                    0.00

Servicing Base Amount                                           380,000,000.00           380,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                   9.01%
Principal Allocation Pct                                                  9.01%
Class A Floating Pct                                                     94.00%
Class B Floating Pct                                                      6.00%
Class A Principal Pct                                                    94.00%
Class B Principal Pct                                                     6.00%

                                                                          Series
Allocations                                           Trust               1995-B                 Class A             Class B
-----------                                           -----               ------                 -------             -------
Principal Collections                           502,366,473.19           45,250,810.27        42,535,761.66        2,715,048.62

Finance Charge Collections                       70,815,436.25            6,378,721.59         5,995,998.30          382,723.30
PFA Investment Proceeds                                     NA                    0.00                 0.00                0.00
Reserve Account Draw                                        NA                    0.00                 0.00                0.00
                                                                          ------------         ------------          ----------
Available Funds                                                           6,378,721.59         5,995,998.30          382,723.30

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        395,833.33           372,083.33           23,750.00
Monthly Interest                                                          1,997,850.00         1,875,300.00          122,550.00
Monthly Servicing Fee                                                        79,166.67            74,416.67            4,750.00
Defaulted Amounts                                30,879,229.14            2,781,462.10         2,614,574.38          166,887.73
                                                                          ------------         ------------          ----------
                                                                          5,254,312.10         4,936,374.38          317,937.73

Excess Spread                                                             1,291,297.22         1,059,623.92          231,673.30
Required Amount                                                                   0.00                 0.00                0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                9,504.75
Risk-Free Fee                                                                                      5,387.56
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                    (11,196.32)
                                                                                                  ---------
Monthly Cash Collateral Fee                                                                        3,695.99

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                                         4.12%
Principal Payment Rate Calculation                                                                        11.93%
Calculated Current Month's Spread Account Cap                                                              5.50%
Spread Account Cap Adjustment                                                                              0.00%
Applicable Spread Account Cap Percentage                                                                   5.50%
Beginning Cash Collateral Amount                                                                  38,000,000.00
Required Cash Collateral Amount                                                                   38,000,000.00
Cash Collateral Account Draw                                                                               0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Spread Account Balance                                                                  20,900,000.00
Required Spread Account Amount                                                                    20,900,000.00
Required Spread Account Draw                                                                               0.00
Required Spread Account Deposit                                                                            0.00
Spread Account Surplus                                                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                         0
Controlled Accumulation Amount                                                                    59,533,333.33
Required PFA Balance                                                                                       0.00
Beginning PFA Balance                                                                                      0.00
Controlled Deposit Amount                                                                                  0.00
Available Investor Principal Collections                                                          48,032,272.38
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                  48,032,272.38
Shared Principal from Other Series                                                                         0.00
Class A Monthly Principal                                                                                  0.00
Class B Monthly Principal                                                                                  0.00
Monthly Principal                                                                                          0.00
PFA Deposit                                                                                                0.00
PFA Withdrawal                                                                                             0.00
Ending PFA Balance                                                                                         0.00
Principal to Investors                                                                                     0.00
Ending Class A Invested Amount                                                                   357,200,000.00
Ending Class B Invested Amount                                                                    27,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     11.38%
Revolving Investor Interest                                                                      630,000,000.00
Class A Invested Amount                                                                          357,200,000.00
Available Principal                                                                               71,691,935.29
Class A Accumulation Period Length                                                                            5

Reserve Account
----------------
Available Reserve Account Amount                                                                           0.00
Covered Amount                                                                                             0.00
Reserve Draw Amount                                                                                        0.00
Portfolio Yield                                                                                           13.35%
Reserve Account Factor                                                                                    41.67%
Portfolio Adjusted Yield                                                                                   5.54%
Reserve Account Funding Period Length                                                                         3
Reserve Account Funding Date                                                                        15-Feb-2000
Weighted Average Coupon                                                                                    6.31%
Required Reserve Account Amount                                                                            0.00
Reserve Account Surplus                                                                                    0.00
Required Reserve Account Deposit                                                                           0.00
Portfolio Yield - 3 month average                                                                         13.45%
Base Rate - 3 month average                                                                                7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          5.64%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                  15-Dec-98
Determined as of:                                                      09-Dec-98
For the Monthly Period Ending:                                         31-Nov-98
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          29

                                                                          Beginning                Ending              Change
                                                                          ---------                ------              ------
Pool Balance (Principal)                                              4,218,692,630.24      4,226,392,584.96        7,699,954.72
Excess Funding Account                                                            0.00                  0.00                0.00

Invested Amount                                                         500,000,000.00        500,000,000.00                0.00
Class A Invested Amount                                                 465,000,000.00        465,000,000.00                0.00
Class B Invested Amount                                                  35,000,000.00         35,000,000.00                0.00

Principal Funding Account                                                         0.00                  0.00                0.00

Adjusted Invested Amount                                                500,000,000.00        500,000,000.00                0.00
Class A Adjusted Invested Amount                                        465,000,000.00        465,000,000.00                0.00
Class B Adjusted Invested Amount                                         35,000,000.00         35,000,000.00                0.00
Enhancement Invested Amount                                                       0.00                  0.00                0.00

Reserve Account                                                                   0.00                  0.00                0.00

Available Cash Collateral Amount                                         50,000,000.00         50,000,000.00                0.00
Available Shared Collateral Amount                                       50,000,000.00         50,000,000.00                0.00
Spread Account                                                           20,000,000.00         20,000,000.00                0.00

Servicing Base Amount                                                   500,000,000.00        500,000,000.00                0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                          11.85%
Principal Allocation Pct                                                         11.85%
Class A Floating Pct                                                             93.00%
Class B Floating Pct                                                              7.00%
Class A Principal Pct                                                            93.00%
Class B Principal Pct                                                             7.00%


                                                                          Series
Allocations                                           Trust               1996-A                Class A              Class B
-----------                                           -----               ------                -------              -------
Principal Collections                           502,366,473.19           59,540,539.83       55,372,702.04         4,167,837.79

Finance Charge Collections                       70,815,436.25            8,393,054.73        7,805,540.90           587,513.83
PFA Investment Proceeds                                     NA                    0.00                0.00                 0.00
Reserve Account Draw                                        NA                    0.00                0.00                 0.00
                                                                          ------------        ------------           ----------
Available Funds                                                           8,393,054.73        7,805,540.90           587,513.83

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        520,833.33          484,375.00            36,458.33
Monthly Interest                                                          2,217,920.00        2,059,388.00           158,532.00
Monthly Servicing Fee                                                       104,166.67           96,875.00             7,291.67
Defaulted Amounts                                30,879,299.14            3,659,818.56        3,403,631.26           256,187.30
                                                                          ------------        ------------           ----------
                                                                          6,502,738.56        6,044,269.25           450,469.30

Excess Spread                                                             2,146,503.47        1,761,271.64           385,231.83
Required Amount                                                                   0.00                0.00                 0.00

1 Month Libor Rate                                    5.277810%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                              25,173.61
Interest on CCA Draw                                                                                  0.00
Total                                                                                            25,173.61

-----------------------------------
Quarterly Excess Spread Percentage                                       4.79%
Principal Payment Rate Calculation                                      11.93%
Calculated Current Month's Spread Account Cap                            4.00%
Spread Account Cap Adjustment                                            0.00%
Applicable Spread Account Cap Percentage                                 4.00%
Beginning Cash Collateral Amount                                50,000,000.00
Required Cash Collateral Amount                                 50,000,000.00
Cash Collateral Account Draw                                             0.00
Cash Collateral Account Surplus                                          0.00
Beginning Spread Account Balance                                20,000,000.00
Required Spread Account Amount                                  20,000,000.00
Required Spread Account Draw                                             0.00
Required Spread Account Deposit                                          0.00
Spread Account Surplus                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                       0
Controlled Accumulation Amount                                  46,500,000.00
Required PFA Balance                                                     0.00
Beginning PFA Balance                                                    0.00
Controlled Deposit Amount                                                0.00
Available Investor Principal Collections                        63,200,358.39
Principal Shortfall                                                      0.00
Shared Principal to Other Series                                63,200,358.39
Shared Principal from Other Series                                       0.00
Class A Monthly Principal                                                0.00
Class B Monthly Principal                                                0.00
Monthly Principal                                                        0.00
PFA Deposit                                                              0.00
PFA Withdrawal                                                           0.00
Ending PFA Balance                                                       0.00
Principal to Investors                                                   0.00
Ending Class A Invested Amount                                 465,000,000.00
Ending Class B Invested Amount                                  35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                   11.38%
Revolving Investor Interest                                    500,000,000.00
Class A Invested Amount                                        465,000,000.00
Available Principal                                             56,898,361.34
Class A Accumulation Period Length                                          9

Reserve Account
---------------
Available Reserve Account Amount                                         0.00
Covered Amount                                                           0.00
Reserve Draw Amount                                                      0.00
Portfolio Yield                                                         13.35%
Reserve Account Factor                                                  75.00%
Portfolio Adjusted Yield                                                 6.13%
Reserve Account Funding Period Length                                       3
Reserve Account Funding Date                                      15-May-2002
Weighted Average Coupon                                                  5.32%
Required Reserve Account Amount                                          0.00
Reserve Account Surplus                                                  0.00
Required Reserve Account Deposit                                         0.00
Portfolio Yield - 3 month average                                       13.45%
Base Rate - 3 month average                                              7.22%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                        6.23%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-1

Distribution Date of:                                               15-Dec-98
Determined as of:                                                   09-Dec-98
For the Monthly Period Ending:                                      30-Nov-98
Days in Interest Period (30/360)                                           30
Days in Interest Period (Actual/360)                                       29

                                                                 Beginning                Ending                    Change
                                                                 ---------                ------                    ------
Pool Balance (Principal)                                     4,218,692,630.24        4,226,392,584.96             7,699,954.72
Excess Funding Account                                                   0.00                    0.00                     0.00
Maximum Certificate Invested Amount                          1,700,000,000.00        1,700,000,000.00                     0.00
Invested Amount                                              1,300,000,000.00        1,300,000,000.00                     0.00

Partial Amortization Amount                                              0.00                    0.00                     0.00
Apecified Paymnent Date                               n/a
Partial Amortization Amount Principal                                    0.00                    0.00                     0.00
 All prior Partial Amortization Amount reductions
 related to above Specified Paymnent Date
Partial Amortization Amount - Total                                      0.00                    0.00                     0.00

Commitment                                                     110,500,000.00          110,500,000.00                     0.00
Available Cash Collateral Amount                               165,750,000.00          165,750,000.00                     0.00
Seller Reserve Portion                                          55,250,000.00           55,250,000.00                     0.00
Unused Commitment                                               55,250,000.00           55,250,000.00                     0.00

Servicing Base Amount                                        1,700,000,000.00        1,700,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 30.82%
Principal Allocation Pct                                                30.82%

Allocations                                                     Master Trust           Series 1997-1
------------                                                  ----------------       ----------------
Principal Collections                                          502,366,473.19          154,805.403.57

Finance Charge Collelction                                      70,815,436.25           21,821,942.29
Interest Earned on CCA-Seller Account                                      NA              214,861.11
blank                                                                                            0.00
                                                                                        -------------
Total Available Fund                                                                    22,036,803.40

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                     1,354,166.67
Monthly Interest                                                                         5,989,934.13
Monthly Servicing Fee                                                                      270,833.33
Defaulted Amounts                                               30,879,299.14            9,515,528.25
                                                                                        -------------
                                                                                        17,130,462.37

Excess Spread                                                                            4,906,341.03
Required Amount                                                                                  0.00

Prepayable Increase Amount Interest - Total                                                      0.00
Prepayable Increase Amount Interest - Paid                                                       0.00
Prepayable Increase Amount Interest - Unpaid                                                     0.00

Eurodollar Rate                                                                              0.000000%

CP Rate                                                                                      5.674840%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                           44,506.94
Risk Rate Base Portion Fee                                                                                 0.00
Commitment Fee                                                                                        11,126.74
                                                                                                      ---------
TOTAL FEES                                                                                            55,633.68

Risk Rate Base Portion                                                                                     0.00
Risk Rate                                                                                                  0.00%
Quarterly Excess Spread Percentage                                                                         4.26%
Applicable Excess Spread Percentage                                                                        1.96%
Lender Percentage                                                                                          8.50%
Beginning Cash Collateral Amount                                                                 165,750,000.00
Required Cash Collateral Amount                                                                  165,750,000.00
Draw Amount                                                                                                0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Seller Reserve Portion-Balance                                                          55,250,000.00
Required Seller Reserve Portion                                                                   55,250,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                    0.00
Ending Cash Collateral Amount - Lender Sub-Account                                               110,500,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                                55,250,000.00
Available Cash Collateral Amount - Ending Balance                                                165,750,000.00


Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                       n/a
Controlled Distribution Amount                                                                             0.00
Available Investor Principal Collections                                                         164,320,931.81
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                 164,320,931.81
Shared Principal from Other Series                                                                         0.00
Monthly Principal                                                                                          0.00
Ending Invested Amount                                                                         1,300,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     11.38%
Revolving Investor Interest                                                                    1,300,000,000.00
Invested Amount                                                                                1,300,000,000.00
Available Principal                                                                              147,935,739.49
Class A Accumulation Period Length                                                                            9

Payout Events
--------------
Portfolio Yield - for the month                                                                           13.55%
Portfolio Yield - 3 month average                                                                         13.67
Base Rate - 3 month average                                                                                7.35%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          6.32%
Required CCA Available Cash Collateral Amount                                                              0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                                  0.00%


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-2

Distribution Date of:                                                  15-Dec-98
Determined as of:                                                      09-Dec-98
For the Monthly Period Ending:                                         30-Nov-98
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          29

                                                                Beginning                 Ending                    Change
                                                               -----------             ----------                 ----------
Pool Balance (Principal)                                     4,218,692,630.24        4,226,392,584.96             7,699,954.72
Excess Funding Account                                                   0.00                    0.00                     0.00
Maximum Certificate Invested Amount                            900,000,000.00          900,000,000.00                     0.00
Invested Amount                                                900,000,000.00          900,000,000.00                     0.00

Partial Amortization Amount                                              0.00                    0.00                     0.00
Specified Payment Date                    n/a
Partial Amortization Amount Principal                                    0.00                    0.00                     0.00
 All prior Partial Amortization Amount reductions
 related to above Specified Payment Date
Partial Amortization Amount - Total                                      0.00                    0.00                     0.00

Commitment                                                      76,500,000.00           76,500,000.00                     0.00
Available Cash Collateral Amount                               114,750,000.00          114,750,000.00                     0.00
Seller Reserve Portion                                          38,250,000.00           38,250,000.00                     0.00
Unused Commitment                                               11,250,000.00           11,250,000.00                     0.00

Servicing Base Amount                                          900,000,000.00          900,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 21.33%
Principal Allocation Pct                                                21.33%

Allocations                                                     Master Trust           Series 1997-2
-----------                                                     ------------           -------------
Principal Collections                                          502,366,473.19          107,172,971.70

Finance Charge Collections                                      70,815,436.25           15,107,498.51
Interest Earned on CCA-Seller Account                                      NA              148,750.00
blank                                                                                            0.00
                                                                                        -------------
Total Available Fund                                                                    15,256,248.51

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                       937,500.00
Monthly Interest                                                                         4,094,310.25
Monthly Servicing Fee                                                                      187,500.00
Defaulted Receivables                                           30,879,299.14            6,587,673.40
                                                                                        -------------
                                                                                        11,806,983.65

Excess Spread                                                                            3,449,264.86
Required Amount                                                                                  0.00

Prepayable Increase Amount Interest - Total                                                      0.00
Prepayable Increase Amount Interest - Paid                                                       0.00
Prepayable Increase Amount Interest - Unpaid                                                     0.00

Eurodollar Rate                                                                              0.000000%

CP Rate                                                                                      5.658690%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                        30,812.50
Risk Rate Base Portion Fee                                                                              0.00
Commitment Fee                                                                                      2,265.63
                                                                                                   ---------
TOTAL FEES                                                                                         33,078.13

Risk Rate Base Portion                                                                                  0.00
Risk Rate                                                                                               0.00%
Quarterly Excess Spread Percentage                                                                      4.32%
Applicable Excess Spread Percentage                                                                     1.94%
Lender Percentage                                                                                       8.50%
Beginning Cash Collateral Amount                                                              114,750,000.00
Required Cash Collateral Amount                                                               114,750,000.00
Draw Amount                                                                                             0.00
Cash Collateral Account Surplus                                                                         0.00
Beginning Seller Reserve Portion - Balance                                                     38,250,000.00
Required Seller Reserve Portion                                                                38,250,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                 0.00
Ending Cash Collateral Amount - Lender Sub-Account                                             76,500,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                             38,250,000.00
Available Cash Collateral Amount - Ending Balance                                             114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                    n/a
Controlled Distribution Amount                                                                          0.00
Available Investor Principal Collections                                                      113,760,645.10
Principal Shortfall                                                                                     0.00
Shared Principal to Other Series                                                              113,760,645.10
Shared Principal from Other Series                                                                      0.00
Monthly Principal                                                                                       0.00
Ending Invested Amount                                                                        900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                  11.38%
Revolving Investor Interest                                                                   900,000,000.00
Invested Amount                                                                               900,000,000.00
Available Principal                                                                           102,417,050.41
Class A Accumulation Period Length                                                                         9

Payout Events
-------------
Portfolio Yield - for the month                                                                        13.55%
Portfolio Yield - 3 month average                                                                      13.67%
Base Rate - 3 month average                                                                             7.29%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                       6.37%
Required CCA - Available Cash Collateral Amount                                                         0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                               0.00%